EXHIBIT 32.1
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                   CERTIFICATION PURSUANT TO RULE 13a-14(b) OR

                     RULE 15d-14(b) and 18 U.S.C. Sec.1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of The Berkshire Collection, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sandy Winick, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May  11,  2005          By:  /s/  Sandy  Winick
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                                    Sandy  Winick
                                    Chief  Executive  Officer